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                                                                    Exhibit 23.1








                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Amendment No. 1 to the registration statement on Form S-1 ("Registration Statement") of our report dated
February 15, 2001, relating to the consolidated financial statements of Phoenix Home Life Mutual Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
December 13, 2001